UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2016

 (Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Delaware	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 4, 2016, A. H. Belo Corporation announced its consolidated financial results for the fourth quarter and year ended December 31, 2015.   A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On March 3, 2016, the Board of Directors and its Compensation Committee made modifications to the Company’s annual cash incentive program for its executive officers.  Consistent with prior years, under the terms of the A. H. Belo 2008 Incentive Compensation Plan, each executive officer of the Company is eligible to receive an annual cash incentive bonus based 50% on financial performance objectives and 50% on individual objectives. However, beginning in 2016, the financial performance metrics will be weighted as follows: (i) 40% against publishing revenue and EBITDA, split 50% on revenue and 50% on EBITDA; (ii) 40% against marketing services and other revenue and EBITDA, split 50% on revenue and 50% on EBITDA; and (iii) 20% against consolidated EBITDA. Threshold, target and maximum performance and payout ranges for the revenue components are 95%, 100% and 105% respectively for performance and 10%, 100% and 200% respectively for payout. Threshold, target and maximum performance and payout ranges for the EBITDA components are 85%, 100% and 115% respectively for performance and 10%, 100% and 200% respectively for payout.

Individual objectives are comprised of performance metrics, based on a point system allocated to each objective which includes threshold, target and maximum performance and payout ranges for each objective of 50%, 100% and 150%, respectively.

Payouts of any bonuses to the executive officers under the annual cash incentive program will require the Company’s overall achievement of at least 70% of target consolidated EBITDA.

Item 8.01.	Other Events.

On March 3, 2016, the Company’s Board of Directors approved a second quarter 2016 dividend of $0.08 per share. The dividend will be payable on June 3, 2016 to shareholders of record at the close of business on May 13, 2016. A copy of the announcement press release is furnished with this report as Exhibit 99.2.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by A. H. Belo Corporation on March 4, 2016.

99.2   Dividend announcement by A.H. Belo Corporation on March 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A. H. BELO CORPORATION

Date:	March 4, 2016	By:	/s/ Katy Murray
Katy Murray
Senior Vice President/Chief Financial Officer